Subsequent events	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent events

(13) Subsequent events

On January 29, 2015, the Company sold 8,050,000 shares of common stock at an IPO price of $23.00 per share, for aggregate gross proceeds of $185.2 million. The Company received net proceeds from the IPO of $169.2 million, after deducting underwriting discounts and commissions and other estimated offering expenses. All of the outstanding shares of preferred stock, including shares of preferred stock issued as accrued dividends, were converted into an aggregate of 10,200,050 shares of common stock.